Exhibit 99.2

2021 Second Quarter Results Earnings Release Presentation July 19, 2021

Second Quarter 2021 | PACW | p. 2 Second Quarter Highlights • CET1 ratio of 10.41% • Total capital ratio of 14.99% • ACL ratio of 1.54%; 1.59% excluding PPP loans • Classified loans to total loans of 0.75% • Net recoveries of $5.2 million • Net recoveries to average loans and leases of 11bps • Classified loans of $147.3mm, a decline of 50% from 2Q20 high • Special mention loans of $536.1mm, a decline of 40% from 1Q20 high • 91% of deposits are core deposits; 38% are noninterest - bearing • Loans to deposit ratio of 66% Strong Balance Sheet Profitability • Net earnings of $180.5mm, or $1.52 per diluted share • Pre - provision, pre - tax net revenues (“PPNR”) of $154.9mm (1) • ROAA of 2.11% • ROATE of 29.25% (1) • Net interest income increased $5mm or 7.6% annualized • Net interest margin of 3.40%; negative impact from excess liquidity of approximately 73bps • Loan and lease yield of 5.18% • Cost of deposits of 10 bps • Efficiency ratio of 47.9% • Provision for credit losses benefit of $88mm Growth • Loan production of $1.7bn at weighted average rate of 4.55% • Loan Growth of $997 million or 22.3% annualized (excluding $470 million reduction in PPP loans) • Total assets increased $2.0bn or 6% compared to 1Q21 • Core deposits increased $1.5bn or 22.9% annualized • Total deposits increased $1.4bn or 20.2% annualized • Received regulatory approvals for the pending purchase of the Homeowners Association Business from MUFG Union Bank, N.A. with approximately $4.0bn of low cost deposits; close expected in 4Q21 (1) See “Non - GAAP Measurements” slides starting on page 25.

Second Quarter 2021 | PACW | p. 3 $19.7bn $19.0bn $19.1bn $19.0bn $19.5bn 1.63% 1.94% 1.93% 1.63% 1.19% 2Q20 3Q20 4Q20 1Q21 2Q21 Loans & Leases HFI, Net (3) $22.9bn $24.0bn $24.9bn $28.2bn $29.6bn 0.25% 0.17% 0.14% 0.11% 0.10% 2Q20 3Q20 4Q20 1Q21 2Q21 Core and Total Deposits (1)(2) $3.9 $4.5 $5.2 $5.9 $7.2 2.87% 2.52% 2.50% 2.44% 2.23% 2Q20 3Q20 4Q20 1Q21 2Q21 Total Investments and Yield Balance Sheet Highlights $381.6mm $442.5mm $433.8mm $383.0mm $300.2mm 2.06% 2.49% 2.41% 2.14% 1.59% 2Q20 3Q20 4Q20 1Q21 2Q21 Allowance for Credit Losses (4) (1) ■ Core Deposits ■ Non - core Deposits (2) Line is cost of total deposits (3) Line is ALLL as % of loans and leases, excluding PPP loans (4) Line is ACL as % of loans and leases, excluding PPP loans

Profitability Highlights

Net Earnings & EPS



$33.2mm
$45.5mm
$116.8mm
$150.4mm
$180.5mm
$0.28
$0.38
$0.99
$1.27
$1.52
2Q20
3Q20
4Q20
1Q21
2Q21

PPNR & PPNR ROAA[1]



$166.2mm
$156.2mm
$163.4mm
$156.0mm
$154.9mm
2.51%
2.22%
2.22%
2.01%
1.81%
2Q20
3Q20
4Q20
1Q21
2Q21

Operating Expenses & Efficiency Ratio



$120.0mm
$133.4mm
$135.7mm
$150.1mm
$151.8mm
42.9%
45.1%
43.6%
46.4%
47.9%
2Q20
3Q20
4Q20
1Q21
2Q21

ROAA

ROATE[1]



0.50%
0.65%
1.58%
1.94%
2.11%
2Q20
3Q20
4Q20
1Q21
2Q21
6.39%
8.20%
19.63%
25.67%
29.25%
2Q20
3Q20
4Q20
1Q21
2Q21

PacWest Bancorp

(1) See "Non-GAAP Measurements" slides starting on page 25.

Second Quarter 2021 | PACW | p. 4

Second Quarter 2021 | PACW | p. 5 0.25% 0.17% 0.14% 0.11% 0.10% 0.40% 0.29% 0.23% 0.17% 2Q20 3Q20 4Q20 1Q21 2Q21 Cost of Total Deposits PACW Avg. Total Deposits Cost KRX Median Deposits Cost 5.01% 5.00% 5.15% 5.20% 5.18% 4.02% 3.89% 4.00% 3.94% 2Q20 3Q20 4Q20 1Q21 2Q21 Loan Yield (TE) PACW TE Avg. KRX Median 4.20% 3.90% 3.83% 3.69% 3.40% 3.13% 3.03% 3.12% 3.06% 2Q20 3Q20 4Q20 1Q21 2Q21 Net Interest Margin (TE) PACW Reported TE NIM KRX Median NIM $254.3mm $251.3mm $259.2mm $261.3mm $266.3mm 2Q20 3Q20 4Q20 1Q21 2Q21 Net Interest Income Industry Leading Tax Equivalent Net Interest Margin Source: S&P Global Market Intelligence. Peer data is through 1Q21. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”.

Second Quarter 2021 | PACW | p. 6 8.00% 6.00% 4.50% 10.50% 8.50% 7.00% 14.99% 10.41% 10.41% Total Capital Tier 1 capital CET1 Capital Minimum Capital Conservation Buffer PACW Strong Capital Position Robust Capital Levels Highlights ▪ Raised $400 million of 3.25% sub - debt at the Bank level in April 2021 increasing total capital ▪ 2Q21 dividend of $0.25 per share, consistent with previous four quarters ▪ Elected CECL transition for regulatory capital relief in 2020. Retains ~ 14bps of CET1 and Tier 1 capital ▪ Capital ratio decreases in 1Q21 due primarily to the cash purchase of Civic ▪ Building capital ahead of using cash for purchase of MUFG Union Bank HOA Business acquisition in 4Q21 ▪ Capital levels remain sufficient in a severely adverse economic scenario $828mm $464mm $1,327mm Capital in Excess of Conservation Buffer $19.80 $20.09 $21.06 $20.39 $21.95 9.97% 10.46% 10.53% 10.39% 10.41% 13.18% 13.74% 13.76% 13.60% 14.99% 2Q20 3Q20 4Q20 1Q21 2Q21 Tangible BV and Capital Ratios Tangible BV per Share CET1 Capital Total Capital

Digital Innovation

Leverage FinTech Partnerships to Deliver Digital Solutions Across the Client Journey

Stronger Client Relationships

Increased Cross-Selling Opportunities

Seamless and Contextual Client Experience

Accelerated Innovation

CLIENT-CENTRIC DIGITAL EXPERIENCE

Simplified Digital Account Opening

- Reimagined Experience Leveraging Data-driven Insights
- Electronic Signatures and Records
- Digital Forms

Modernized and Intuitive Digital Experience Across the Client Journey

- Online and Mobile Banking
- Merchant Services
- Virtual Cards
- Foreign Exchange

Streamlined API Connectivity provides Flexibility and Choice

- Accounting and ERP Platform Connectivity
- HOA Platform Connectivity Delivers Segment Depth
- Enhanced Payment Capability via Connectivity Solutions

ONBOARD | CONNECT | TRANSACT

PacWest Bancorp

Second Quarter 2021 | PACW | p. 7

Second Quarter 2021 | PACW | p. 8 Commercial mortgage 19% Income producing and other residential 24% Commercial construction 5% Residential construction 13% Asset - based 18% Venture capital 9% Other commercial 10% Consumer 2% As of June 30, 2021 ($ in millions) $ Mix $ Mix Real Estate Mortgage: Commercial 3,792$ 19% 4,222$ 22% Income producing and other residential 4,621 24% 3,734 19% Total Real Estate Mortgage 8,413 43% 7,956 41% RE Construction & Land: Commercial 931 5% 1,168 6% Residential 2,575 13% 2,173 11% Total RE Construction & Land 3,506 18% 3,341 17% Total Real Estate 11,919 61% 11,297 58% Commercial: Asset-based 3,551 18% 3,413 17% Venture capital 1,749 9% 1,814 9% Other commercial 1,922 10% 2,760 14% Total Commercial 7,222 37% 7,987 40% Consumer 365 2% 411 2% Total Loans HFI (1) 19,506$ 100% 19,695$ 100% Unfunded commitments 7,892$ 7,746$ 6/30/2021 6/30/2020 Diversified Loan and Lease Portfolio (1) Net of deferred fees and costs

Second Quarter 2021 | PACW | p. 9 ($ in millions) $ Mix $ Mix Asset-Based: Lender Finance 2,257$ 63% 1,980$ 58% Equipment Finance 639 18% 786 23% Premium Finance 483 14% 421 12% Other 172 5% 226 7% Total Asset-Based 3,551$ 100% 3,413$ 100% 6/30/2021 6/30/2020 ($ in millions) $ Mix $ Mix Real Estate: Income Producing Residential 4,379$ 37% 3,639$ 32% Construction & Land (1) 3,506 30% 3,341 30% Other Commercial (2) 2,484 21% 2,764 24% SBA 625 5% 573 5% Hotel 522 4% 648 6% Other Residential 242 2% 95 1% Healthcare 161 1% 237 2% Total Real Estate 11,919$ 100% 11,297$ 100% 6/30/2021 6/30/2020 Other Commercial, $2,484mm, 21% SBA , $625mm , 5% Hotel , $522mm , 4% Income Producing Residential, $4,379mm, 37% Healthcare , $161mm , 1% Other Residential , $242mm , 2% Construction & Land , $3,506mm , 30% Real Estate ($11.9B) Lender Finance $2,257mm , 63% Equipment Finance $639mm , 18% Premium Finance $483mm , 14% Other $172mm , 5% Asset - Based ($3.6B) Diversified Loan and Lease Portfolio (1) Of which land represents $153 million and $146 million at 6/30/21 and 6/30/20. (2) Comprised of 43% office, 19% industrial, 18% retail and 20% other at 6/30/21.

Second Quarter 2021 | PACW | p. 10 ($ in millions) $ Mix $ Mix Venture Capital: Equity Fund Loans 1,245$ 71% 740$ 41% Venture Capital 504 29% 1,074 59% Total Venture Capital 1,749$ 100% 1,814$ 100% 6/30/2021 6/30/2020 ($ in millions) $ Mix $ Mix Other Commercial: Paycheck Protection Program 609$ 32% 1,211$ 44% Secured Business Loans 434 23% 502 18% Municipal 263 14% 154 6% Unsecured Business Loans 247 12% 213 8% Security Monitoring 207 11% 499 18% Other 162 8% 181 6% Total Other Commercial 1,922$ 100% 2,760$ 100% 6/30/2021 6/30/2020 Paycheck Protection Program , $609mm , 32% Secured Business Loans , $434mm , 23% Security Monitoring , $207mm , 11% Unsecured Business Loans , $247mm , 12% Municipal , $263mm , 14% Other , $162mm , 8% Other Commercial ($1.9B) Equity Fund Loans , $1,245mm , 71% Venture Capital , $504mm , 29% Venture Capital ($1.7B) Diversified Loan and Lease Portfolio

Second Quarter 2021 | PACW | p. 11 ($ in millions) Production/ Disbursements Payoffs/ Paydowns Net Difference Rate on Production (1) ($ in millions) Loans Beginning Balance (2) Loans Ending Balance (2) Quarterly Change (3) 2Q21 3,326$ 2,771$ 555$ 4.55% 2Q21 18,979$ 19,506$ 527$ 1Q21 2,636 2,702 (66) 4.36% 1Q21 19,083 18,979 (104) 4Q20 2,485 2,287 198 4.41% 4Q20 19,026 19,083 57 3Q20 1,528 2,144 (616) 4.95% 3Q20 19,695 19,026 (669) 2Q20 2,603 2,635 (32) 2.33% 2Q20 19,745 19,695 (50) $546 $520 $1,131 $1,232 $1,662 $800 $1,008 $1,354 $1,023 $1,664 $1,257 $0 $0 $381 $0 $613 $983 $1,330 $1,635 $1,969 $2,022 $1,161 $957 $1,067 $802 $2,603 $1,528 $2,485 $2,636 $3,326 $2,635 $2,144 $2,287 $2,702 $2,771 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2Q20 3Q20 4Q20 1Q21 2Q21 Avg. Rate on Production Millions Production Disbursements PPP Loans Payoffs Paydowns Rate on Production Loan and Lease Production of $1.7 Billion in 2Q21 (1) The weighted average TE rate on production presents contractual rates and does not include amortized fees. Amortized fees add ed approximately 41 basis points to loan yields in 2021 and 25 basis points in 2020. (2) Net of deferred fees and costs (3) “Quarterly Change” equals “Net Difference” plus transfers to loans held for sale, transfers to OREO, charge - offs and loan sales.

Second Quarter 2021 | PACW | p. 12 Multi - Family Apts, 57% Condominiums , 3% Hotel , 10% Office, 5% Industrial , 3% Retail , 1% Mixed - Use, 4% Land & Other, 7% SFR , 10% Commitments by Property Type Construction & Land Loans Nevada , 3% Other, 10% Florida, 6% Wash DC, 3% New York, 13% Colorado 7% Washington, 3% California , 50%% Georgia, 3% NJ, 2% Commitments by State Commitment Amount Count 6/30/21 Commitment 6/30/21 Outstanding 6/30/21 % of Tota l $0 ~ $10mm 104 $ 1,072mm $ 906mm 16% $10mm ~ $25mm 64 987mm 560mm 15% $25mm ~ $50mm 43 1,616mm 852mm 25% $50mm ~ $100mm 29 1,928mm 772mm 29% $100mm ~ $150mm 8 965mm 416mm 15% Total 248 $ 6,568mm $ 3,506mm LTC < 40%, 4% LTC 40% - 50%, 9% LTC 50% - 60%, 47% LTC 60% - 70%, 25% LTC > 70%, 15% (2) Commitments By Loan - To - Cost Range (1) Risk Rating Count 6/30/21 Tota l Pass/Watch 234 $ 3,428mm Special Mention 7 76mm Classified 7 2mm Total 248 $ 3,506mm (1) Excludes $861mm of land and Civic commitments. (2) 62% of loans with LTC > 70% are for low income housing projects.

Second Quarter 2021 | PACW | p. 13 California, 49% Colorado , 9% Florida , 7% Washington , 5% Oregon , 3% New York , 8% Wash. DC , 3% Others , 16% $3.8bn (1) MF Construction Commitments Multi - Family Loans Principal Balance Amount Count 6/30/21 Tota l 6/30/21 % of Tota l $0 ~ $5mm 2,419 2,051mm 47% $5mm ~ $10mm 142 949mm 22% $10mm ~ $30mm 49 727mm 17% $30mm ~ $154mm 7 652mm 14% Total 2,617 $ 4,379mm California, 68% Washington , 6% Florida , 6% Oregon , 3% Virginia , 3% Colorado , 3% Others , 11% $4.4bn (2) Income Producing Residential Portfolio By State Income Producing Residential (1) MF construction commitments have an average loan - to - cost ratio of 62% as of June 30, 2021. (2) $1.8bn, or approximately 41%, of MF portfolio is 50% risk - weighted. (3) Included in MF construction commitments are $881mm of commitments to build low income housing MF projects with a weighted average LTC of 71%. LTC > 70% , 20% LTC 20% - 50% , 5% LTC 50% - 60% , 51% LTC 60% - 70% , 24% MF Construction Commitments By Loan - To - Cost Range (3) Risk Rating Count 6/30/21 Tota l Pass/Watch 2,583 $ 4,308mm Special Mention 14 61mm Classified 20 10mm Total 2,617 $ 4,379mm

Second Quarter 2021 | PACW | p. 14 Security Monitoring Loans ▪ Discontinued new originations in October 2019 due to new technology disrupting the security alarm business. ▪ 62% of loans are to residential security providers and 38% are to commercial security providers. ▪ Portfolio declined by $122mm (6 loans) or 37% in first half of 2021. ▪ No charge - offs in first half of 2021. ▪ $91mm or 44% of the portfolio are SNCs. ▪ 4.50% WAC; 100% variable rate; WAM 21 months. ▪ $50mm of unfunded commitments; subject to an availability formula based upon eligible recurring monthly revenue (net available credit is $37mm). Risk Rating Count 6/30/21 Tota l Pass/Watch 11 $ 175mm Special Mention - - Classified 4 32mm Total 15 $ 207mm Balance by Tranche Count 6/30/21 Tota l < $5mm 7 $ 16mm $5mm ~ $10mm 1 9mm $10mm ~ $20mm 3 36mm $20mm ~ $30mm 1 24mm $30mm ~ $40mm 2 69mm $40mm ~ $55mm 1 53mm Total 15 $ 207mm $25mm $72mm $93mm $ 17mm 2021 2022 2023 2024 Contractual Maturity Table $619 $539 $499 $411 $329 $206 $207 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Security Monitoring Loans 67% decrease

COVID-Sensitive Portfolios

- Despite sensitivity to the COVID pandemic, these portfolios have performed better than expected but we continue to monitor closely.
- Total net charge-offs on these portfolios since 1Q20 have amounted to $1.2 million.

Amounts in 000s Portfolio		Classified		Special Mention		Pass		Total	% of Total Loans and Leases
Hotel [1]	$	16,678	$	224,812	$	792,773	$	1,034,264	5.3%
Retail Commercial RE		233		1,449		432,533		434,215	2.2%
Commercial Aviation		19,248		77,236		89,410		185,894	0.9%
Restaurant		5,090		28,883		121,672		155,645	0.8%
Total	**$**	**41,249**	**$**	**332,380**	**$**	**1,436,388**	**$**	**1,810,018**	**9.3%**
		2.3%		**18.4%**		**79.3%**			

(1) Includes Hotel CRE of $522 million, Hotel Construction of $483 million and Hotel SBA of $29 million.

Office Portfolio

- Monitoring this portfolio closely given the potential future implications of changes in the demand for office space due to remote/hybrid working arrangements; no impacts to date.
- Total office portfolio at June 30, 2021 is $1.3 billion (CRE, Construction, SBA) or 6.5% of total loans and leases. 65% of office portfolio is located in California.
- 99.8% of the portfolio is pass rated; $1.0 million of classified loans and $1.0 million of special mention loans at June 30, 2021.
- Weighted average loan-to-cost for office construction loans is 54.7%.

PacWest Bancorp

Second Quarter 2021 | PACW | p. 15

Second Quarter 2021 | PACW | p. 16 ($ in millions) Variable Loans by Rate Index Amount % of Total Variable 1 - month LIBOR $5,688 2 - month LIBOR - 3 - month LIBOR 193 6 - month LIBOR 205 12 - month LIBOR 3 Total LIBOR - based Loans $6,089 56% Prime Rate 3,755 34% Other Index 1,094 10% Total Variable Loans $10,938 100% Interest Rate Components of the Loan and Lease Portfolio Fixed - Rate , 29% Variable - Rate, 56% Hybrid , 15%, Loan Portfolio by Repricing Type 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% - 2.00 4.00 6.00 8.00 10.00 Floor is "In the Money" Now Increase 50 bps Increase 100 bps Increase 150 bps Increase 200 bps Increase 250 bps Increase 300 bps % of Variable Rate Loans Cumulative Balance ($ bn’s ) Billions Amount of Rate Increase Floor Analysis - Variable Rate Loans as of June 30, 2021 Loan Book % of Total Variable $715mm $1,291mm $1,671mm $4,967mm 1 Year 2 Years 3 Years > 3 Years Fixed/Hybrid Years to Maturity/Repricing

Second Quarter 2021 | PACW | p. 17 $13.2mm $36.1mm $18.8mm $2.7mm ($5.2mm) 0.20% 0.36% 0.45% 0.37% 0.27% 0.27% 0.75% 0.40% 0.06% - 0.11% 2Q20 3Q20 4Q20 1Q21 2Q21 Net Charge - offs/(Recoveries) (4) Key Credit Quality Trends $166.1mm $85.6mm $91.2mm $67.7mm $56.8mm 0.84% 0.45% 0.48% 0.36% 0.29% 2Q20 3Q20 4Q20 1Q21 2Q21 Nonaccrual Loans and Leases (1) (1) Line is as a percentage of total loans and leases (2) Line is as a percentage of total loans and leases (3) Line is as a percentage of total loans and leases (4) ■ Net charge - offs/(recoveries) for quarter ■ Trailing 12 months net C/O % ■ Net C/O as a % of average loans land leases (annualized) $167.6mm $99.4mm $105.2mm $82.0mm $70.0mm 0.85% 0.52% 0.55% 0.43% 0.36% 2Q20 3Q20 4Q20 1Q21 2Q21 Nonperforming Assets (2) $293.2mm $274.6mm $265.3mm $163.1mm $147.3mm 1.49% 1.44% 1.39% 0.86% 0.75% 2Q20 3Q20 4Q20 1Q21 2Q21 Classified Loans and Leases (3)

Second Quarter 2021 | PACW | p. 18 $182 $434 $300 $166 $84 $84 $(87) $5 $(118) $(3) $9 $2 $(24) 1/1/2020 Economic Forecast Individually Evaluated Loan Downgrades Net Charge- offs Other, net 12/31/2020 Economic Forecast Individually Evaluated Loan Downgrades Net Recoveries Other, net 6/30/2021 Changes in the Allowance for Credit Losses (ACL) (in millions) Current Expected Credit Losses (CECL) ▪ Provision benefit driven by improved economic forecast and improving credit quality metrics. ▪ Used the Moody’s Consensus Scenario Forecast dated June 2021 for 2Q21. ▪ No significant changes to CECL model or process. ▪ Decline in ACL ratio trending with continuing improvement in credit quality metrics. ▪ Trending back to pre - pandemic levels ▪ ACL and ALLL ratios were 0.97% and 0.70% at adoption of CECL on 1/1/20. Twelve Months of 2020 First Six Months of 2021 (1) Line is ACL as a % of loans and leases, excluding PPP loans (2) Other, net includes loan upgrades, loan balance changes and qualitative adjustments. (2) (2) $112.0mm $120.0mm $97.0mm $10.0mm - $48.0mm - $88.0mm 1.63% 2.06% 2.49% 2.41% 2.14% 1.59% 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Provision for Credit Losses (1)

Deposit Detail

($ in millions)	At or For the Quarter Ended June 30, 2021			At or For the Quarter Ended June 30, 2020		
Deposit Category	Average $	Quarter-End $	Mix	Average $	Quarter-End $	Mix
Noninterest-bearing demand	$ 11,305	$ 11,252	38%	$ 8,292	$ 8,630	38%
Interest checking	7,166	7,395	25%	3,899	4,858	21%
Money market	7,423	7,777	26%	5,153	5,498	24%
Savings	598	614	2%	524	550	2%
Total core deposits	26,492	27,038	91%	17,868	19,536	85%
Non-core non-maturity deposits	1,132	1,123	4%	1,064	1,217	5%
Total non-maturity deposits	27,624	28,161	95%	18,932	20,753	90%
Time deposits $250,000 and under	930	913	3%	1,843	1,523	7%
Time deposits over $250,000	568	573	2%	633	653	3%
Total time deposits	1,498	1,486	5%	2,476	2,176	10%
Total deposits (1)	$ 29,122	$ 29,647	100%	$ 21,408	$ 22,929	100%

Core: 91%


June 30, 2021
Interest checking
Money market
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand


June 30, 2020
Interest checking
Money market
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand

Core: 85%

PacWest Bancorp

(1) Does not include $1.3 billion and $1.4 billion of client investment funds held at June 30, 2021 and June 30, 2020, respectively.

Second Quarter 2021 | PACW | p. 19

Second Quarter 2021 | PACW | p. 20 $3.9bn $4.5bn $5.2bn $5.9bn $7.2bn 3.6 3.8 4.5 4.8 5.1 2.87% 2.52% 2.50% 2.44% 2.23% 6.4 6.6 6.7 6.9 7.0 2Q20 3Q20 4Q20 1Q21 2Q21 TE Yield, Avg. Life & Effective Duration Investments Effective Duration (Yrs) TE Yield Average Life (Yrs) Diversified Investment Portfolio (1) Fair value at 6/30/21 (2) Yield is for 2Q21 Asset - backed Securities , $150mm , 2% Agency Residential MBS , $552mm , 8% Agency Residential CMOs , $1,142mm , 16% Agency Commercial MBS , $1,258mm , 18% U.S. Treasuries , $877mm , 12% Corporate Securities , $509mm , 7% Municipal Securities , $1,817mm , 25% Collateralized Loan Obligations , $382mm , 5% Other, $134mm , 2% Private Commercial MBS , $378mm , 5% $7.2 Billion Total Investment Portfolio (1) 2.23% overall portfolio tax equivalent yield (2) Second Quarter Activity ▪ Purchased $1.4 billion in 2Q21 - highlights ▪ Average tax - equivalent yield of 1.94% ▪ Weighted average life of 7.4 years ▪ Effective duration of 6.2 years

Historical Financial Trends


Total Assets
$21.9bn
$25.0bn
$25.7bn
$26.8bn
$29.5bn
$34.9bn
2016
2017
2018
2019
2020
2Q21


Tier 1 & Total Risk Based Capital Ratios(1)
15.56%
13.75%
12.72%
12.41%
13.76%
14.99%
12.31%
10.91%
10.01%
9.78%
10.53%
10.41%
2016
2017
2018
2019
2020
2Q21


Core and Total Deposits(2)
$15.9bn
$18.9bn
$18.9bn
$19.2bn
$24.9bn
$29.6bn
$12.5bn
$15.9bn
$16.3bn
$16.2bn
$22.3bn
$27.0bn
2016
2017
2018
2019
2020
2Q21


Net Earnings(3)
$365.0mm
$358.0mm
$465.0mm
$469.0mm
$232.0mm
$331.0mm
2016
2017
2018
2019
2020
1H21

(1) ■ Tier 1 capital ratio
(2) ■ Core deposits
(3) 2020 amount excludes goodwill impairment of $1.47 billion in 1Q20

PacWest Bancorp

Second Quarter 2021 | PACW | p. 21

Second Quarter 2021 | PACW | p. 22 Product Offerings Community Banking Products National Lending Products Venture Banking Products • Attractive branch network with 70 full service branches in California and one in Denver, Colorado • Offers a full suite of deposit products and services, including on - line banking • Business lending products: includes secured business, asset - based and tax - exempt loans • Real estate lending products: includes multifamily, commercial real estate and construction loans • Limited consumer loan offerings • Borrower relationships generally include a deposit relationship • Diversified by loan and lease type, geography and industry o Asset - Based Lending (ABL) ▪ Lender Finance, Equipment Financing and Premium Finance o Commercial Real Estate ▪ Multifamily, Hotel, Office, Retail, Industrial, SBA and Construction • Focus on small to middle - market businesses • Expertise in niche segments (aviation lending and corporate finance) limits new competitors • Borrower relationships may include deposit accounts and treasury services • Four product offerings: Technology, Life Sciences, Fund Finance, Structured Finance • Offices located in key innovative hubs across the United States • Offers a comprehensive suite of financial services for venture - backed companies and their venture capital and private equity investors • Provides comprehensive treasury management solutions, including credit cards, international - related products and asset management services to clients • Borrower relationships almost always include a deposit relationship • Branch office in Durham, North Carolina Civic Products • Four product offerings: Construction – Renovation, Construction – Bridge, SFR For - Rent, Multi - family • Lends to investors who want to renovate and “flip” property or rent property • Offices located across the United States • Headquartered in Redondo Beach, CA • Subsidiary of Pacific Western Bank

Second Quarter 2021 | PACW | p. 23 Durham, NC Los Angeles, CA Nationwide Lender Combined with California Branch Network Chevy Chase, MD Chicago, IL Denver, CO New York, NY Boston, MA Minneapolis, MN Austin, TX Campbell, CA Menlo Park, CA San Francisco, CA National Lending office Venture Banking office Community Banking branch Primary offices in 14 states San Diego, CA

Balancing Quality Growth with Our Credit De-Risking Strategy



Growth Initiatives
De-Risking Initiatives
CapitalSource Acquisition
New National Construction Lending Team
Square 1 Acquisition
New Multi-Family Lending Team
New Tax-Exempt Lending Team
CUB Acquisition
Colorado Market Expansion
Civic Acquisition 2/01/21
HOA Business Acquisition (Close in 4Q21)
2014
2015
2016
2017
2018
2019
2020
2021
Sold Celtic Capital
Strengthened construction lending criteria - lower loan-to-cost ratio
Sold PWEF Leasing
Began to reduce exposure to Healthcare Real Estate
Began to emphasize Equity Fund Loans in Venture Banking
Sold $1.5bn of Cash Flow Loans
Discontinued originating Security Monitoring and NL Healthcare RE loans
Pandemic – intensely managed loan portfolio

PacWest Bancorp

Second Quarter 2021 | PACW | p. 24

Non-GAAP Measurements

The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. These non-GAAP financial measures should not be considered a substitute for financial measures presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.

The table below presents reconciliations of certain GAAP to non-GAAP financial measures:

($ in thousands, except per share amounts)	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Tangible Common Equity Ratio & Tangible Book Value Per Share					
Stockholders' equity	$ 3,846,681	$ 3,654,137	$ 3,594,951	$ 3,486,231	$ 3,452,898
Less: Intangible assets	1,222,541	1,225,404	1,102,311	1,105,483	1,109,234
Tangible common equity	$ 2,624,140	$ 2,428,733	$ 2,492,640	$ 2,380,748	$ 2,343,664
Total assets	$ 34,867,987	$ 32,856,533	$ 29,498,442	$ 28,426,716	$ 27,365,738
Less: Intangible assets	1,222,541	1,225,404	1,102,311	1,105,483	1,109,234
Tangible assets	$ 33,645,446	$ 31,631,129	$ 28,396,131	$ 27,321,233	$ 26,256,504
Equity to assets ratio	11.03%	11.12%	12.19%	12.26%	12.62%
Tangible common equity ratio (1)	7.80%	7.68%	8.78%	8.71%	8.93%
Book value per share	$ 32.17	$ 30.68	$ 30.06	$ 29.42	$ 29.17
Tangible book value per share (2)	$ 21.95	$ 20.39	$ 21.05	$ 20.09	$ 19.80
Shares outstanding	119,555,102	119,105,642	118,414,853	118,489,927	118,374,603
Return on Average Tangible Equity					
Net earnings	$ 180,512	$ 150,406	$ 116,830	$ 45,503	$ 33,204
Add: intangible amortization	2,889	3,079	3,172	3,751	3,882
Adjusted net earnings	$ 183,401	$ 153,485	$ 120,002	$ 49,254	$ 37,086
Average stockholders' equity	$ 3,739,042	$ 3,617,248	$ 3,536,425	$ 3,497,869	$ 3,446,850
Less: Average intangible assets	1,224,208	1,192,780	1,103,945	1,107,548	1,111,302
Average tangible common equity	$ 2,514,834	$ 2,424,468	$ 2,432,480	$ 2,390,321	$ 2,335,548
Return on average equity	19.36%	16.86%	13.14%	5.18%	3.87%
Return on average tangible equity (3)	29.25%	25.67%	19.63%	8.20%	6.39%

(1) Tangible common equity divided by tangible assets
(2) Tangible common equity divided by shares outstanding
(3) Annualized adjusted net earnings divided by average tangible common equity

PacWest Bancorp

Second Quarter 2021 | PACW | p. 25

Second Quarter 2021 | PACW | p. 26 Non - GAAP Measurements The table below presents reconciliations of certain GAAP to non - GAAP financial measures. PPNR represents pre - provision, pre - tax net revenues and excludes goodwill impairment. ($ in thousands) June 30, 2021 March 31, 2021 December 31, 2020 September 30, 2020 June 30, 2020 PPNR and PPNR Return on Average Assets Net earnings 180,512$ 150,406$ 116,830$ 45,503$ 33,204$ Add: Provision for credit losses (88,000) (48,000) 10,000 97,000 120,000 Add: Income tax expense 62,417 53,556 36,546 13,671 12,968 Pre-provision, pre-goodwill impairment, pre-tax revenue ("PPNR") 154,929$ 155,962$ 163,376$ 156,174$ 166,172$ Average assets 34,326,113$ 31,415,882$ 29,334,789$ 27,935,193$ 26,621,227$ Return on average assets (1) 2.11% 1.94% 1.58% 0.65% 0.50% PPNR return on average assets (2) 1.81% 2.01% 2.22% 2.22% 2.51% (1) Annualized net earnings (loss) divided by average assets (2) Annualized PPNR divided by average asets Three Months Ended

Bank Holding Companies and Banks in the KRX Index

Total Assets (*in billions*)

1	Popular, Inc.	BPOP	$ 66.870	26	Fulton Financial Corporation	FULT	$ 25.893
2	New York Community Bancorp, Inc.	NYCB	$ 57.657	27	Investors Bancorp	ISBC	$ 25.823
3	East West Bancorp Inc.	EWBC	$ 56.874	28	BancorpSouth Bank	BXS	$ 25.802
4	Synovus Financial Corp.	SNV	$ 55.159	29	Old National Bancorp	ONB	$ 23.744
5	Wintrust Financial Corporation	WTFC	$ 45.682	30	First Hawaiian, Inc.	FHB	$ 23.498
6	Cullen/Frost Bankers, Inc.	CFR	$ 44.047	31	Bank of Hawaii Corporation	BOH	$ 21.947
7	Western Alliance Bancorporation	WAL	$ 43.397	32	First Midwest Bancorp, Inc.	FMBI	$ 21.209
8	Valley National Bancorp	VLY	$ 41.178	33	Glacier Bancorp, Inc.	GBCI	$ 19.771
9	Texas Capital Bankshares, Inc.	TCBI	$ 40.054	34	Washington Federal, Inc.	WAFD	$ 19.534
10	South State Corporation	SSB	$ 39.730	35	Cathay General Bancorp	CATY	$ 19.230
11	F.N.B. Corporation	FNB	$ 38.475	36	Cadence Bancorporation	CADE	$ 18.800
12	Prosperity Bancshares, Inc.	PB	$ 35.558	37	United Community Banks, Inc.	UCBI	$ 18.557
13	Pinnacle Financial Partners, Inc.	PNFP	$ 35.300	38	Columbia Banking Systems, Inc.	COLB	$ 17.335
14	BankUnited, Inc.	BKU	$ 35.179	39	Home Bancshares, Inc.	HOMB	$ 17.240
15	Hancock Whitney Corporation	HWC	$ 35.073	40	Hope Bancorp, Inc.	HOPE	$ 17.199
16	UMB Financial Corporation	UMBF	$ 34.669	41	Trustmark Corporation	TRMK	$ 16.878
17	Associated Banc-Corp	ASB	$ 34.575	42	Eastern Bankshares, Inc.	EBC	$ 16.727
18	Commerce Bankshares, Inc.	CBSH	$ 33.270	43	First Financial Bancorp	FFBC	$ 16.175
19	Webster Financial Corporation	WBS	$ 33.259	44	CVB Financial Corp.	CVBF	$ 14.840
20	**PacWest Bancorp**	**PACW**	**$ 32.857**	45	Community Bank Systems, Inc.	CBU	$ 14.620
21	Umpqua Holdings Corporation	UMPQ	$ 30.037	46	Independent Bank Corp.	INDB	$ 13.774
22	Sterling Bancorp	STL	$ 29.914	47	Provident Financial Services, Inc.	PFS	$ 13.130
23	Flagstar Bancorp, Inc.	FBC	$ 29.449	48	First Financial Bankshares, Inc.	FFIN	$ 12.103
24	Bank OZK	OZK	$ 27.277	49	First Commonwealth Financial Corporation	FCF	$ 9.417
25	United Bankshares, Inc.	UBSI	$ 27.031	50	Brookline Bancorp, Inc.	BRKL	$ 8.560

Source: S&P Global Market Intelligence. Total assets as of March 31, 2021.
Banks in the KRX Index as of June 30, 2021.

PacWest Bancorp

Second Quarter 2021 | PACW | p. 27

Second Quarter 2021 | PACW | p. 28 This communication contains certain forward - looking information about PacWest Bancorp that is intended to be covered by the safe harbor for “forward - looking statements” provided by the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about future financial and operational results, expectations, or intentions are forward - looking statements. Such statements are based on information available at the time of the communication and are based on current beliefs and expectations of the Company’s management and are subject to significant risks, uncertainties and contingencies, many of which are beyond our control. The COVID - 19 pandemic has adversely affected PacWest Bancorp, its employees, customers and third - party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity and prospects is uncertain. The risks from the COVID - 19 pandemic have decreased as the pandemic subsides, however, new variants may continue to impact key macro - economic indicators such as unemployment and GDP and may have a material impact on our allowance for credit losses and related provision for credit losses. Continued deterioration in general business and economic conditions could adversely affect PacWest Bancorp’s revenues and the values of its assets and liabilities, including goodwill, lead to a tightening of credit and increase stock price volatility. In addition, PacWest Bancorp’s results could be adversely affected by changes in interest rates, sustained high unemployment rates, deterioration in the credit quality of its loan portfolio or in the value of the collateral securing those loans, deterioration in the value of its investment securities and legal and regulatory developments. Actual results may differ materially from those set forth or implied in the forward - looking statements due to a variety of factors, including the risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . Forward - Looking Statements